Neuberger Berman Income Funds®
Neuberger Berman High Income Bond Fund
Class R6
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2018, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman High Income Bond Fund (the “Fund”) effective on December 6, 2018. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC (“NBIA”) at 877-628-2583.

Reduction of Class R6 Contractual Administration Fee Rate and Contractual Expense Cap: Effective December 6, 2018, the Fund will pay NBIA a fee at the reduced annual rate of 0.05% of the Fund’s average daily net assets for Class R6 administration services and the contractual expense limitation for Class R6 will also be reduced by 0.03% of average net assets. As a result, effective December 6, 2018:

(1) The fee table and expense example included in the Fund’s Class R6 Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees [1]	0.53
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.06
Total annual operating expenses	0.59
1 “Management fees” have been restated to reflect current administration fees.

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$60	$189	$329	$738

(2) All references to the Fund’s administration fee rate in the Prospectus and Statement of Additional Information are hereby revised to reflect the reduced annual rate and the following is added to the “Management of the Funds” section of the Prospectus:

Effective December 6, 2018, Class R6 of each Fund pays the Manager fees at the annual rate of 0.05% of the class’ average daily net assets for administrative services provided to Class R6 of each Fund.

Prior to December 6, 2018, Class R6 of each Fund paid the Manager fees at the annual rate of 0.08% of the class’ average daily net assets for administrative services provided to Class R6 of each Fund.

(3) All references to the Fund’s current Class R6 contractual expense limitation arrangements in the Statement of Additional Information are hereby deleted and the following is added to the contractual expense limitation table in the Statement of Additional Information:

Fund	Class	Limitation Period	Expense Limitation
Neuberger Berman High Income Bond Fund	R6	10/31/2021	0.65%

The date of this supplement is December 6, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

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